                                  EXHIBIT 99.2


                            ASSET PURCHASE AGREEMENT
                            ------------------------


         THIS ASSET PURCHASE AGREEMENT ("Agreement") is entered into as of August 1, 2002 by and between DATA CABLEVISION, INC., a Nevada corporation ("Buyer"), and VISIONCOMM, INC., a Delaware corporation ("Seller").

                                 R E C I T A L S
                                 ---------------

         A. Seller is engaged in the business of owning and operating pay telephones. Seller is indebted to AMRESCO Commercial Finance, Inc. ("AMRESCO") in the current principal balance of $1,416,841.78 (the "AMRESCO Debt"). The AMRESCO Debt is secured by security interests (the "AMRESCO Liens") on the cable assets of Seller.

         B. Seller is indebted to Buyer in the amount of $3,428,082 (the "Indebtedness") as a result of Buyer's acquisition of certain promissory notes and other forms of indebtedness and claims against Seller pursuant to that certain Contribution of Assets and Organization Agreement ("Contribution Agreement") dated August 1, 2002 between Buyer and AMRESCO, Ron Coleman, Thomas Nix, Lawrence Wilk, William J. Brinkmeier and Nanci Sue Harvey-Brinkmeier (each a "Founder" and collectively the "Founders").

         C. Seller wishes to sell to Buyer and Buyer wishes to purchase from Seller certain cable assets of Seller described on Schedule 1 attached hereto, and all of which are subject to the AMRESCO Liens, in exchange for Buyer's agreement to (i) assume the AMRESCO Debt, (ii) issue shares of its Series A Common stock to Seller and (iii) cancel the Indebtedness owed by Seller to Buyer.

                                A G R E E M E N T
                                -----------------

         It is agreed as follows:

         1. INCORPORATION OF RECITALS. The recitals to this Agreement are incorporated into and made part of this Agreement.

         2. SALE AND PURCHASE OF ASSETS. Subject to and upon the terms and conditions set forth herein, Seller agrees to sell, assign, convey, transfer and deliver ("Transfer") to Buyer and Buyer agrees to purchase from Seller, as of the date hereof, the assets ("Assets") identified and described in the schedule of assets ("Schedule of Assets") attached as Schedule 1 hereto.

         3. CONSIDERATION. The consideration to be paid by Buyer to Seller for the Assets concurrent herewith shall be as follows:

                  3.1 Buyer shall cancel all of the Indebtedness and otherwise release Seller, the Founders and their officers, directors, trustees, beneficiaries, affiliates, successors and assigns, partners, shareholders, agents, employees attorneys, and representatives (collectively, the "Representatives") from any and all claims, debts, demands, actions, suits, accounts, rights or causes of action or liabilities whatsoever, including both known claims and unknown claims that have been or could have been asserted by Buyer against Seller, a Founder or their Representatives up through the Closing Date, except for any claims arising under this Agreement. Buyer expressly waives all rights under section 1542 of the California Civil Code which reads as follows:

                  "1542. A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known to him must have materially affected his settlement with the debtor."

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Concerning Buyer's release of the Founders and their Representatives hereunder,
Buyer acknowledges that this Agreement and the Contribution Agreement are being entered into concurrently and that the Founders are relying on Buyer's release hereunder as a material inducement to the Founders' decision to enter into the Contribution Agreement.

                  3.2 Buyer shall assume, and arrange for AMRESCO's release of Seller from, the AMRESCO Debt and the obligations in the loan documents evidencing and securing the AMRESCO Debt more particularly set forth in Schedule 2 attached hereto (the "Assumed Liabilities"). With the exception of the Assumed Liabilities, Buyer is not assuming any liabilities or other indebtedness owed by Buyer, and shall have no liability for any such liabilities or indebtedness by reason of this Agreement or the transactions contemplated hereby.

                  3.3 Buyer shall issue to Seller 1,387,994 shares ("Shares") of Buyer's Series A Common Stock.

         4. CLOSING. The closing ("Closing") shall take place at the offices of VISIONCOMM on August 1, 2002, or such other date as the parties mutually agree (the "Closing Date").

         5. INSTRUMENTS OF TRANSFER, ETC. Seller shall deliver to Buyer on the Closing Date and thereafter upon Buyer's request such bills of sale, assumption agreements, assignments and other good and sufficient instruments of Transfer in form and substance satisfactory to Buyer and its counsel as are necessary to effectively Transfer all of Seller's right, title and interest in the Assets to Buyer and as are necessary for Buyer to assume the Assumed Liabilities as may be required by AMRESCO. At any time after the Closing Date, Seller shall execute, acknowledge and deliver to Buyer any further documents, assurances or other matters, and will take any other action consistent with the terms of this Agreement that may reasonably be requested by Buyer and as are necessary or desirable to carry out the purpose of this Agreement.

         6. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents, warrants and covenants to Buyer as of the date hereof and as of the Closing Date as follows:

                  6.1 ORGANIZATION. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  6.2 POWER AND AUTHORITY. Seller has all power and authority to enter into and to carry out all of the terms of this Agreement and all other documents executed and delivered in connection herewith, including, but not limited to, those instruments of Transfer described in Section 5 of this Agreement (collectively "Documents"). When executed and delivered by Seller, the Documents shall constitute the valid and legally binding obligations of Seller enforceable in accordance with their respective terms. Neither the execution, delivery nor performance of the Documents by Seller shall (i) constitute a default or result in a breach of any contract or agreement to which it is a party or its assets or properties are bound, or (ii) violate any order, writ, injunction, decree, judgment or other restriction of any court, administrative agency or governmental body.

                  6.3 TITLE TO ASSETS. Seller is the sole owner of all of the Assets described in the Schedule of Assets and has and will Transfer to Buyer good and marketable title to the Assets, free and clear of all mortgages, pledges, security interests, liens, claims, charges, restrictions and encumbrances, other than the security interest under the Security Agreement.

                  6.4 NO GOVERNMENTAL OR OTHER PROCEEDING OR LITIGATION. No order of any court or administrative agency is in effect which restrains or prohibits the transactions contemplated hereby, and no suit, action, investigation, inquiry or proceeding by any governmental body or other person, or legal or administrative proceeding has been instituted or threatened which questions the validity or legality of the transactions contemplated hereby. There are no actions or proceedings pending or threatened arising out of or related to the Assets. There is no voluntary action or proceeding affecting the Assets pending or the commencement of which is contemplated by Seller, and to the best knowledge of Seller there is no involuntary action or proceeding pending or the commencement of which is threatened or contemplated affecting the Assets against Seller, under any federal, state or local bankruptcy, insolvency, reorganization, receivership, attachment or other similar law.

                  6.5 APPROVALS AND CONSENTS. There are no permits, consents or approvals of public authorities, federal, state or local, or of any third party necessary for the consummation of the transactions contemplated hereby.

                  6.6 OTHER INFORMATION. No portion of this Agreement or any other Document furnished or to be furnished by Seller or any of their authorized representatives to Buyer or any of its authorized representatives is false or misleading or omits to state a fact required to be stated therein in order to make any of the statements therein not misleading in light of the circumstances under which they were made. There is no fact known to Seller which adversely affects or in the future is likely to adversely affect the Assets which has not been described or set forth or referred to in this Agreement.

                  6.7 NO FURTHER REPRESENTATIONS. Except as expressly provided herein, Seller makes no representations or warranties concerning its assets, operations, contracts or affairs. Seller states hereby its intent to enter into this Agreement in strict reliance on Buyer's representations, acknowledgements and agreements set forth in Section 7.3 that it is intimately familiar with all aspects of Seller and that it is willing to acquire the Shares on a "as is, where is and with all faults" basis.

                  6.8 INVESTMENT AND RELATED REPRESENTATIONS. Seller is aware that neither the Shares nor the offer or sale thereof to Seller has been registered under the Securities Act of 1933, as amended ("Securities Act"), or under any state securities law. Seller understands that the Shares will be characterized as "restricted" securities under federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. Seller agrees that he will not sell all or any portion of the Shares except pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act. Seller understands that each certificate for the Shares issued to Seller or to any subsequent transferee shall be stamped or otherwise imprinted with an appropriate legend summarizing the restrictions described in this Section 6.8 and that Buyer shall refuse to transfer the Shares except in accordance with such restrictions.

         7. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents, warrants and covenants to Seller as of the date hereof and as of the Closing Date as follows:

                  7.1 ORGANIZATION. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

                  7.2 POWER AND AUTHORITY. Buyer has all the requisite corporate power and authority to enter into and to carry out all of the terms of this Agreement and the other Documents executed and delivered in connection herewith. When executed and delivered by Buyer, this Agreement shall constitute the valid and legally binding obligations of Buyer enforceable in accordance with their respective terms. Neither the execution, delivery nor performance of the Documents by Buyer shall (i) constitute a default or result in a breach of any contract or agreement to which it is a party or its assets or properties are bound, or (ii) violate any order, writ, injunction, decree, judgment or other restriction of any court, administrative agency or governmental body.

                  7.3 DISCLAIMER OF WARRANTY. Buyer acknowledges and agrees that it is acquiring the Assets "AS-IS", "WHERE-IS" and "WITH ALL FAULTS" and subject to any conditions which may exist, without any representations or warranties by Seller except as expressly provided herein. Buyer acknowledges that it is relying solely upon its own inspections, examinations and evaluations of the Assets and is accepting assignment of the Assets without the standard representations, warranties or covenants customarily provided to the purchaser of a business.

         8. AGREEMENT TO PERFORM NECESSARY ACTS. Each party agrees to perform any further acts and execute and deliver any documents which may be reasonably necessary to carry out the provisions and purposes of this Agreement.

         9. CONDITIONS TO BUYER'S OBLIGATIONS. Each party's obligations hereunder are subject to the fulfillment, on or before the Closing Date, of the following conditions:

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                  9.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the other party contained herein shall have been true and correct in all material respects as of the Closing Date.

                  9.2 PERFORMANCE OF COVENANTS. The other party shall have performed and complied in all material respects with all covenants, agreements, terms and conditions and executed all documents required by this Agreement to be performed, complied with or executed by it prior to or on the Closing Date.

                  9.3 NO GOVERNMENTAL OR OTHER PROCEEDING OR LITIGATION. No order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated hereby, and no suit, action, investigation, inquiry or proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby.

                  9.4 APPROVAL AND CONSENTS. All permits, consents or approvals of applications to public authorities, federal, state or local, and all approvals of any third persons, the granting of which are necessary for the consummation of the transactions contemplated hereby shall have been obtained.

         10. GENERAL.

                  10.1 EFFECT OF HEADINGS. The subject headings of the paragraphs and subparagraphs of this Agreement are included for convenience only and shall not affect the construction or interpretation of any of its provisions.

                  10.2 ENTIRE AGREEMENT; MODIFICATION; WAIVER. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

                  10.3 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  10.4 SCHEDULES AND EXHIBITS. All Schedules and Exhibits attached hereto or referred to herein are hereby incorporated by reference in this Agreement and are made a part hereof.

                  10.5 PARTIES IN INTEREST. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over against any party to this Agreement.

                  10.6 ASSIGNMENT. This Agreement shall be binding on, and shall inure to the benefit of, the parties to it and their respective heirs, legal representatives, successors, and assigns.

                  10.7 GOVERNING LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California.

                  10.8 SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable by any court of final jurisdiction, it is the intent of the parties that all other provisions of this Agreement be construed to remain fully valid, enforceable, and binding on the parties.

                  10.9 ATTORNEYS' FEES. In the event of any action arising out of or pertaining to this Agreement or the rights and duties of any person in relation thereto, in addition to such other relief that may be granted, the prevailing party shall be entitled to receive a reasonable sum as and for his attorneys' fees as the court may award.

         WHEREOF, the undersigned have caused this Agreement to be executed on the day and year first hereinabove written.

                                                     "BUYER"

                                                     DATA CABLEVISION, INC.,
                                                     a Nevada corporation


                                                      By:_______________________



                                                     "SELLER"

                                                     VISIONCOMM, INC.,
                                                     a Delaware corporation


                                                      By:_______________________

                                   SCHEDULE 2
                                   ----------


                             SCHEDULE OF LIABILITIES
                             -----------------------


a. Note dated April 1, 1999 in the original principal amount of $1,000,000.00 made by VisionComm, Inc. in favor of AMRESCO Commercial Finance, Inc.;
b. Loan and Security Agreement dated April 1, 1999 entered into between VisionComm, Inc. and AMRESCO Commercial Finance, Inc;
c. Assignment of Location Agreements dated April 1, 1999 entered into between VisionComm, Inc. and AMRESCO Commercial Finance, Inc.;
d. Note dated April 26, 1999 in the original principal amount of $433,800.00 made by VisionComm, Inc. in favor of AMRESCO Commercial Finance, Inc.;
e. Loan and Security Agreement dated April 26, 1999 entered into between VisionComm, Inc. to AMRESCO Commercial Finance, Inc.;
f. Assignment of Location Agreements dated April 26, 1999 entered into between VisionComm, Inc. and AMRESCO Commercial Finance, Inc.;
g. Note dated July l8, 1999 in the original principal amount of $114,300.00 made by VisionComm, Inc. in favor of AMRESCO Commercial Finance, Inc.;
h. Loan and Security Agreement dated July 8, 1999 entered into between VisionComm, Inc. to AMRESCO Commercial Finance, Inc.;
i. Assignment of Location Agreements dated July 8, 1999 entered into between VisionComm, Inc. and AMRESCO Commercial Finance, Inc.;
j. Note dated September 15, 1999 in the original principal amount of $433,800.00 made by VisionComm, Inc. in favor of AMRESCO Commercial Finance, Inc.;
k. Loan and Security Agreement dated September 15, 1999 entered into between VisionComm, Inc. to AMRESCO Commercial Finance, Inc.;
l. Assignment of Location Agreements dated September 15, 1999 entered into between VisionComm, Inc. and AMRESCO Commercial Finance, Inc.;
m. Note dated November 19, 1999 in the original principal amount of $86,400.00 made by VisionComm, Inc. in favor of AMRESCO Commercial Finance, Inc.;
n. Loan and Security Agreement dated November 19, 1999 entered into between VisionComm, Inc. to AMRESCO Commercial Finance, Inc.;
o. Assignment of Location Agreements dated November 19, 1999 entered into between VisionComm, Inc. and AMRESCO Commercial Finance, Inc.;
p. Note dated December 10, 1999 in the original principal amount of $135,000.00 made by VisionComm, Inc. in favor of AMRESCO Commercial Finance, Inc;
q. Loan and Security Agreement dated December 10, 1999 entered into between VisionComm, Inc. to AMRESCO Commercial Finance, Inc.; and.
r. Assignment of Location Agreements dated December 10, 1999 entered into between VisionComm, Inc. and AMRESCO Commercial Finance, Inc.



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